ABERDEEN FUNDS

Aberdeen Optimal Allocations Series Prospectus

Typographical Correction to the Aberdeen Funds Optimal Allocations Series Prospectus dated February 28, 2009

The first sentence under the Aberdeen International Equity Fund disclosure in the Appendix – Description of Underlying Investments for Optimal Allocations Series found on page 78 of the Aberdeen Funds Optimal Allocations Series Prospectus is replaced with the following in order to correct a typographical error:

Aberdeen International Equity Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.